UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 13, 2017
Diebold Nixdorf, Incorporated

(Exact name of registrant as specified in its charter)

Ohio	1-4879	34-0183970
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5995 Mayfair Road, P.O. Box 3077, North Canton, Ohio		44720-8077
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (330) 490-4000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to
     Section 13(a) of the Exchange Act.     ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 13, 2017, Andreas W. Mattes, Chief Executive Officer and President of Diebold Nixdorf, Incorporated (the “Company”), stepped down as Chief Executive Officer and President of the Company. In connection with his departure from the Company, Mr. Mattes will be entitled to receive compensation under his employment agreement with the Company with respect to a termination of his employment without cause.

Until a permanent successor to Mr. Mattes is appointed, the Company’s Board of Directors (the “Board”) has established an Office of the Chief Executive consisting of two Co-Presidents, which will act as the Company’s principal executive officer. On December 13, 2017, the Board appointed two Company executives, Christopher Chapman, currently the Senior Vice President and Chief Financial Officer, and Juergen Wunram, currently Senior Vice President and Chief Operating Officer, as Interim Co-Presidents of the Office of the Chief Executive.

Mr. Chapman, age 43, has served as Senior Vice President and Chief Financial Officer of the Company since June 2014. From 2011 until June 2014, Mr. Chapman served as the Company’s Vice President, Global Finance, and from 2004 until 2011, Mr. Chapman was the Company’s Vice President, Controller, International Operations.

Dr. Wunram, age 59, has served as Senior Vice President and Chief Operating Officer of the Company since February 2017. Prior to assuming such role, Dr. Wunram served as the Company’s Senior Vice President and Chief Integration Officer since August 2016. Dr. Wunram has served as a member of the Board since February 2017. Dr. Wunram also held various roles with Diebold Nixdorf AG, and currently serves as Chief Executive Officer (since April 2017), and Chief Financial Officer, Chief Operating Officer, President and member of the management board (each since 2007). Dr. Wunram began working with Diebold Nixdorf AG in 1993 as a consultant with McKinsey & Company, a leading management consulting firm. Prior to that, he led McKinsey’s Hamburg office and was a member of the leadership team for the European High-Tech Sector and Operations Practice. Dr. Wunram holds a doctorate in mathematics from the University of Hamburg, Germany.

Item 7.01 Regulation FD Disclosure.

The news release related to the events described in this Item 5.02 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Description
99.1	News release of Diebold Nixdorf, Incorporated dated December 13, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diebold Nixdorf, Incorporated
December 13, 2017	By:	/s/ Jonathan B. Leiken
		Name:	Jonathan B. Leiken
		Title:	Senior Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
99.1	News release of Diebold Nixdorf, Incorporated dated December 13, 2017